UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

International Paper Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note: We are filing a revised proxy card to reflect non-substantive changes to the format of Item 1—Election of Four Directors in Class I (3-year term). These changes are being made to facilitate automatic tabulation of votes.

INTERNATIONAL PAPER COMPANY

C/O MELLON INVESTOR SERVICES

P.O. BOX 3500

SOUTH HACKENSACK, NJ 07606-3500

VOTE BY INTERNET - www.proxyvote.com

You may use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, May 6, 2007, except that participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan must provide voting instructions on or before 11:59 P.M. Eastern Time, May 3, 2007. Have your proxy card in hand when you access the web site and follow the instructions on that site.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by International Paper Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE 1-800-690-6903

You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, May 6, 2007, except that participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan must provide voting instructions on or before 11:59 P.M. Eastern Time, May 3, 2007. Have your proxy card in hand when you call and then follow the instructions the “Vote Voice” provides you.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Paper Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by May 6, 2007. Voting instructions provided by participants in the International Paper Company Salaried Savings Plan or International Paper Company Hourly Savings Plan must be received by May 3, 2007.

If you or your duly appointed proxy holder are planning to attend the annual meeting of shareholders on May 7, 2007, please check the box in the space indicated on the proxy card below, or so indicate when you vote by Internet or phone, and an admittance card will be held for you at the meeting.

TO VOTE BY MAIL, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL PAPER COMPANY

The Board of Directors recommends a vote “FOR” the nominees listed under Item 1

Item 1 – Election of Four Directors in Class I (3-year term).	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Nominees:
01) David J. Bronczek
02) Martha F. Brooks	☐	☐	☐
03) Lynn Laverty Elsenhans
04) John L. Townsend, III

The Board of Directors recommends a vote “FOR” Item 2	For	Against	Abstain

Item 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2007.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Item 3	For	Against	Abstain

Item 3 – Shareholder Proposal Concerning Majority Voting.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy/voting instruction card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy/voting instruction card will be voted FOR all of the nominees in Item 1 and FOR Item 2 and Item 3, or if you are a participant in one or more of the plans shown on the reverse side of this proxy/voting instruction card, the shares will be voted by the Trustee in its discretion.

For address changes and/or comments, please check this box and write them on the back where indicated	☐

Please indicate if you plan to attend this meeting	Yes ☐		No ☐

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

Signature (PLEASE SIGN WITHIN BOX)/DATE	SIGNATURE(Joint Owners)/Date

INTERNATIONAL PAPER COMPANY

SHAREHOLDER PROXY AND CONFIDENTIAL VOTING INSTRUCTION CARD

ANNUAL MEETING OF SHAREHOLDERS – MONDAY, MAY 7, 2007

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL PAPER COMPANY AND BY THE TRUSTEES OF THE PLANS LISTED BELOW. THIS MAY ONLY BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS, TO BE HELD ON MAY 7, 2007, AND AT ANY ADJOURNMENT THEREOF.

If you are a registered shareholder, by submitting this proxy you are appointing John V. Faraci, Marianne M. Parrs and Maura A. Smith, jointly or individually, as proxies with power of substitution, to vote all shares you are entitled to vote at the Annual Meeting of Shareholders on May 7, 2007, and any adjournment thereof. If no direction is made on the reverse side, this proxy will be voted FOR all nominees in Item 1, election of Class I Directors, FOR Item 2, ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2007, and FOR Item 3, shareholder proposal concerning majority voting. The proxies are authorized to vote upon such other business as may properly come before the meeting.

If you are a participant in either the International Paper Salaried Savings Plan or the International Paper Hourly Savings Plan, by signing this proxy/voting instruction card, you are instructing your Trustee to vote the shares of common stock in accordance with your voting instructions. The Trustees under each of the plans has authorized Automatic Data Processing as an agent to tabulate the votes. Any shares held by the Trustee for which it has not received voting instructions by Internet, phone or mail by 11:59 P.M. Eastern Time, May 3, 2007, will be voted by the Trustee in its discretion. Plan participants may attend the meeting but may only vote these shares by submitting voting instructions by Internet, phone or mail by 11:59 P.M. Eastern Time, May 3, 2007.

The proxies are instructed to vote as indicated on the reverse side. This proxy revokes all prior proxies given by you. Please sign on the reverse side exactly as your name or names appear(s) there. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

Address Changes/Comments:

(If you noted any address changes/comments, please mark corresponding box on the reverse side).